--------------------------------------------------------------------------------
            THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------




                                                               November 30, 1996


Dear Trust Shareholder:

      Interest rate volatility in the domestic fixed income markets was once again a major factor over the past twelve months. Significant swings in the pace of U.S. economic growth influenced the bond market's performance, as every release of economic data led to market participant speculation regarding the direction of Federal Reserve monetary policy.

      Despite strong growth and rising wage pressures, the Fed's decision not to raise interest rates at their two most recent policy meetings has markedly increased the stakes in the bond market. The rationale behind the Fed's decision not to raise interest rates appears to focus on the benign inflation data released during the third quarter. Should economic growth slow and inflation remain benign, the Fed will be proven correct in their inaction and the market would be expected to rally significantly. On the other hand, signs of a stronger economy could result in weaker bond prices as the likelihood of a Fed tightening would increase.

      BlackRock maintains a positive view on the bond market. On balance, the outlook for moderate inflation remains intact, suggesting that further declines in interest rates are likely. In addition to this favorable fundamental backdrop, foreign demand for U.S. bonds has increased due to the renewed attractiveness of the U.S. bond market on a global basis.

      This annual report is designed to help you stay informed about your investment and represents our ongoing commitment to improving our communication with you. We hope you find this report useful now and in the future. We appreciate your confidence and look forward to helping you reach your long-term investment goals.


Sincerely,



/s/Laurence D. Fink                            /s/Ralph L. Schlosstein
--------------------                           -----------------------
Laurence D. Fink                               Ralph L. Schlosstein
Chairman                                       President

                                                               November 30, 1996


Dear Shareholder:

      We are pleased to present the annual report for The BlackRock Florida Investment Quality Municipal Trust ("the Trust") for the fiscal year ended October 31, 1996. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the American Stock Exchange under the symbol "RFA". The Trust's investment objective is to provide high current income that is exempt from both regular federal income tax and Florida intangible personal property tax consistent with the preservation of capital. The Trust seeks to achieve this objective by investing in investment grade (rated "AAA" to "BBB" by a major rating agency or of equivalent quality) municipal debt securities issued by local municipalities throughout Florida, and certain territories and possessions of the United States.

      The table below summarizes the performance of the Trust's stock price and net asset value over the period:

=================================================================================================
                            10/31/96      10/31/95        CHANGE          HIGH           LOW
-------------------------------------------------------------------------------------------------
  Stock Price                $12.25        $12.625        (2.97%)        $13.375       $11.875
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)      $14.15        $14.01          1.00%         $14.60        $13.23
=================================================================================================


THE FIXED INCOME MARKETS

      Significant swings in the pace of U.S. economic growth influenced the performance of the fixed income markets over the past year. Throughout the fourth quarter of 1995 and through the first six weeks of 1996, weak inflationary data and sluggish retail demand spurred two reductions of short term interest rates totaling 50 basis points (0.50%) by the Federal Reserve to 5.25%. In response to these reductions, as well as the sharp decline in interest rates throughout 1995, economic growth began to pick up in mid-February and accelerated throughout the second quarter of 1996. Economic growth as measured by Gross Domestic Product (GDP) was measured at an annualized 4.7% for the second quarter of 1996, which led investors to believe that the Federal Reserve would be forced to raise interest rates for the first time in over a year to curb the pace of the economy. However, the pace of economic growth has slowed during the past few months. Softer economic data and continued moderation in the broad inflation measures during the third quarter of 1996 allowed the Fed to leave short term interest rates unchanged at their August and September policy meetings.

      After lagging the performance of their taxable counterparts during the fourth quarter of 1995, year-to-date municipal bond performance as measured by the Lehman Municipal Bond Index has outpaced that of taxable bonds (represented by the Lehman Aggregate Index) returning 2.99% versus 2.84% for taxables. This strong performance is the result of the relative scarcity of new municipal bond issuance combined with increased retail demand due to the end of "flat tax"
reform concerns. In particular, the third quarter of 1996 witnessed approximately $60 billion in cash (in the form of calls, maturities and interest payments) returned to investors and recycled back into the municipal bond market. As the quarter progressed, however, retail demand moderated in response to a strengthening stock market and declining interest rate levels. Within the municipal market, longer maturity municipals outperformed shorter maturities for the year ended October 31, as the yield of the 30-year AAA General Obligation (G.O.) bond fell four basis points (0.04%) to 5.54% while yields of shorter maturities rose.

      The Florida municipal bond market underperformed the national markets for the year, as new issue supply has been relatively robust. We currently maintain a slightly bearish outlook for the Florida economy, which could be facing the growing pains that accompany an increasing state population, placing a greater strain on the state's infrastructure and municipal resources. Additionally, Florida voters passed a proposal in November which would require tax increases to pass a super-majority (two-thirds) vote, potentially hampering the fund raising capabilities of local municipalities.

      Looking ahead to the fourth quarter and into 1997, the potential for weakening supply and demand technicals has led us to take a cautious stance on the municipal market. The recent decline in interest rates may spur new issuance, which historically is heaviest in the fourth quarter as issuers complete year-end business. Additionally, although the likelihood of radical tax reform has diminished since the first half of 1996, we continue to monitor the possibility of tax cuts over the next year and their potential impact on the municipal bond market. We view any potential fourth quarter weakness as a opportunity to add at attractive levels.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

      Additionally, the Trust employs leverage at about 35% of total assets to enhance its income by borrowing at short term municipal rates and investing the proceeds in longer maturity issues which have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. The Federal Reserve's decision not to increase short interest rates at their August and September policy meetings has benefited the Trust, as short term municipal rates (which determine the Trust's borrowing costs) fell.

      The Trust has generally favored callable premium coupon bonds throughout the past twelve months, as they characteristically outperform par bonds in a rising interest rate environment. Though interest rates have fallen recently, the generally upward trend in rates since the beginning of 1996 proved a favorable environment to hold these defensively structured bonds. The Trust maintained its focus in the intermediate portion of the municipal yield curve, with nearly half of the Trust's holdings having an average life between 8 and 12 years. Additionally, the Trust's credit quality bias emphasizes a barbell strategy, as the majority of the holdings carry either a "AAA" or "A"/"BBB" credit rating. Limited municipal bond supply has resulted in the narrowing of yields spreads between higher- and lower-quality municipal bonds. Should credit spreads tighten significantly from current levels, thereby reducing the yield advantage of owning a lower rated bond, we would seek to reallocate some of the Trust's "BBB" issues into higher rated bonds at tighter spreads.

      The following charts compare the Trust's current and October 31, 1995 asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
================================================================================
     SECTOR                              OCTOBER 31, 1996    OCTOBER 31, 1995
--------------------------------------------------------------------------------
   City, County & State                         17%                 16%
--------------------------------------------------------------------------------
   Transportation                               17%                  4%
--------------------------------------------------------------------------------
   Lease Revenue                                15%                 18%
--------------------------------------------------------------------------------
   Power                                        13%                 20%
--------------------------------------------------------------------------------
   Miscellaneous Revenue                        10%                  8%
--------------------------------------------------------------------------------
   Water & Sewer                                 5%                  6%
--------------------------------------------------------------------------------
   Hospital                                      4%                  8%
--------------------------------------------------------------------------------
   Sales Tax                                     4%                  4%
--------------------------------------------------------------------------------
   Housing                                       4%                  4%
--------------------------------------------------------------------------------
   University                                    4%                  --
--------------------------------------------------------------------------------
   Utility                                       4%                 12%
--------------------------------------------------------------------------------
   Building                                      3%                  --
================================================================================

================================================================================
     STANDARD & POOR'S/MOODY'S
              CREDIT RATING              OCTOBER 31, 1996      OCTOBER 31, 1995
--------------------------------------------------------------------------------
                 AAA/Aaa                        50%                   62%
--------------------------------------------------------------------------------
                  AA/Aa                         21%                   23%
--------------------------------------------------------------------------------
                   A/A                          16%                   15%
--------------------------------------------------------------------------------
                 BBB/Baa                        13%                    --
================================================================================

      We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock Florida Investment Quality Municipal Trust. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.


Sincerely yours,



/s/Robert Kapito                         /s/Kevin Klingert
------------------                       -------------------
Robert Kapito                            Kevin Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.     BlackRock Financial Management, Inc.




================================================================================
            THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
--------------------------------------------------------------------------------
   Symbol on American Stock Exchange:                                RFA
--------------------------------------------------------------------------------
   Initial Offering Date:                                        May 28, 1993
--------------------------------------------------------------------------------
   Closing Stock Price as of 10/31/96:                              $12.25
--------------------------------------------------------------------------------
   Net Asset Value as of 10/31/96:                                  $14.15
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 10/31/96 ($12.25)1:            5.88%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Share2:                        $0.0600
--------------------------------------------------------------------------------
   Current Annualized Distribution per Share2:                       $0.72
================================================================================

1 Yield on  Closing  Stock  Price  is  calculated  by  dividing  the  current annualized distribution per share by the closing stock price per share.
2 The distribution is not constant and is subject to change.

                                       4
--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            OPTION
             PRINCIPAL                                                                       CALL
  RATING*     AMOUNT                                                                       PROVISIONS+     VALUE
(UNAUDITED)   (000)               DESCRIPTION                                             (UNAUDITED)     (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                     LONG-TERM INVESTMENTS--150.2%
                     Florida--125.1%
                     Boynton Beach Util. Sys. Rev., FGIC,
AAA        $  170      Prerefunded, 6.25%, 11/01/20 .....................................  11/02 at 102     $ 182,162
AAA           830      Unrefunded Balance, 6.25%, 11/01/20 ..............................  11/02 at 102       867,175
A1          1,000    Brevard Cnty. Hlth. Facs., Holmes Regl. Med. Ctr., 5.75%, 10/01/13 .  10/03 at 102       992,090
AAA         1,000    Brevard Cnty. Sch. Brd. C.O.P., Ser. B, 5.50%, 7/01/21, AMBAC ......   7/06 at 102       977,590
AA          1,000    Broward Cnty., G.O., Ser. C, 5.50%, 1/01/12 ........................   1/02 at 100       989,300
AAA         1,000    Dade Cnty. Aviation Rev., Miami Int'L Arpt., Ser. C, 5.75%,
                        10/01/25, MBIA ..................................................  10/05 at 102     1,006,300
AAA         1,000    Dade Cnty. Sch. Brd., C.O.P., Ser. A, 6.00%, 5/01/14, MBIA .........   5/04 at 101     1,029,590
AAA         1,000    Dade Cnty. Spl. Oblig., Ser. B, Zero Coupon, 10/01/14, AMBAC ....... 10/08 at 71.9       345,710
AAA         1,000    First Florida Gov. Fin. Comn. Rev., Gainsville, Hollywood &
                       St. Petersburg, 5.75%, 7/01/16, AMBAC ............................   7/06 at 101     1,012,530
AAA           915    Florida Hsg. Fin. Agcy., Sngl. Fam. Mtge., Ser. A, 6.25%, 7/01/11 ..   7/04 at 102       943,420
AA          1,000    Florida St. Brd. of Ed., Ser. B, 5.875%, 6/01/24 ...................   6/05 at 101     1,013,910
AA          1,000    Florida St. Brd. of Ed., Ser. C, 5.85%, 6/01/18 ....................   6/03 at 101     1,012,700
AAA           500    Florida St. Dept. of Corrections, C.O.P., Okeechobee
                       Correctional Fac., 6.25%, 3/01/15, AMBAC .........................   3/05 at 102       527,535
AA          1,000    Florida St. Dept. of Trans., 5.80%, 7/01/21 ........................   7/05 at 101     1,008,450
AAA         1,000    Florida St. Div. of Bond Fin. Dept., Gen. Svcs. Rev.,
                       Dept. of Environ. Preservation, Ser. A,
                       5.75%, 7/01/11, AMBAC ............................................   7/05 at 101     1,025,000
AAA         1,000    Jacksonville Cap. Impvt. Rev., Gator Bowl Proj.,
                       5.50%, 10/01/14, AMBAC ...........................................  10/04 at 101       989,570
AAA         1,000    Lee Cnty. Trans. Facs. Rev., 5.75%, 10/01/22, MBIA .................  10/05 at 102     1,007,930
A           1,000    Orlando & Orange Cnty. Expwy., 5.95%, 7/01/23 ......................   7/01 at 102     1,004,100
Aa          1,000    Orlando Utils. Comn. Wtr. & Elec. Rev., Ser. D, 5.50%, 10/01/20 ....  10/99 at 100       975,330
AAA         1,000    Seminole Cnty. Sch. Brd., C.O.P., Ser. A, 6.125%, 7/01/14, MBIA ....   7/04 at 102     1,036,150
AAA         1,000    Sunrise Florida Util. Sys. Rev., Ser. A, 5.75%, 10/01/21, AMBAC ....  10/06 at 101       999,040
Baa         1,000    Volusia Cnty. Ed. Fac. Auth. Rev., 6.125%, 10/15/16 ................  10/06 at 102     1,013,970
                                                                                                           ----------
                                                                                                           19,959,552
                                                                                                           ----------


                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            OPTION
             PRINCIPAL                                                                       CALL
  RATING*     AMOUNT                                                                       PROVISIONS+       VALUE
(UNAUDITED)   (000)               DESCRIPTION                                              (UNAUDITED)      (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------

                     PUERTO RICO -- 25.1%
                     Puerto Rico Elec. Pwr. Auth. Rev.,
BBB+      $ 1,000      Ser. T, 6.375%, 7/01/24 .........................................    7/04 at 102  $  1,043,710
BBB+        1,000      Ser. U, 6.00%, 7/01/14 ..........................................    7/04 at 102     1,014,760
                     Puerto Rico Pub. Bldg. Auth., Gtd. Pub. Ed. & Hlth. Facs., Ser. M,
A           1,000      5.50%, 7/01/21 ..................................................  7/03 at 101.5       952,020
A           1,000      5.75%, 7/01/15 ..................................................  7/03 at 101.5       991,880
                                                                                                           ----------
                                                                                                            4,002,370
                                                                                                           ----------
                     Total Long-Term Investments (cost $22,925,188) ....................                   23,961,922
                                                                                                           ----------

                     SHORT-TERM INVESTMENTS -- 0.8%
AAA           125    New York City Mun. Wtr. Fin. Auth. Rev., 3.60%, 11/01/96, FGIC, FRDD
                       (cost $125,000) .................................................        N/A           125,000
                                                                                                           ----------

                     TOTAL INVESTMENTS**-- 151% (COST $23,050,188) .....................                   24,086,922
                     Other assets in excess of liabilities--2.3% .......................                      364,255
                     Liquidation value of preferred stock--(53.3)% .....................                   (8,500,000)
                                                                                                          -----------

                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ................                  $15,951,177
                                                                                                          ===========



=====================================================================================================================
       (A) THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:

AMBAC     -- American Municipal Bond Assurance Corporation     F.R.D.D.  -- Floating Rate Daily Demand**
C.O.P.    -- Certificate of Participation                      G.O.      -- General Obligation Bond
FGIC      -- Financial Guaranty Insurance Company              MBIA      -- Municipal Bond Insurance Association
=====================================================================================================================

----------
*  Rating:using the higher of Standard &Poor's, Moody's or Fitch's rating.
** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
 + Option Call Provisions: date (month/year) and prices of the earliest option call or redemption. There may be other call provisions at varying prices at later dates.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT
QUALITY MUNICIPAL TRUST
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996
--------------------------------------------------------------------------------


ASSETS

Investments, at value (cost $23,050,188) (Note 1)

                                                  $ 24,086,922
Cash ..........................................         34,160
Interest receivable ...........................        393,344
Deferred organization expenses and other assets          3,509
                                                  ------------
                                                    24,517,935
                                                  ------------

LIABILITIES
Advisory fee payable (Note 2) .................          7,264
Dividends payable-common stock ................          3,333
Dividends payable-preferred stock .............          5,624
Administration fee payable (Note 2) ...........          2,075
Other accrued expenses ........................         48,462
                                                  ------------
                                                        66,758
                                                  ------------

NET INVESTMENT ASSETS .........................   $ 24,451,177
                                                  ============

Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) ........................   $     11,271
    Paid-in capital in excess of par ..........     15,585,445
  Preferred stock (Note 4) ....................      8,500,000
                                                  ------------
                                                    24,096,716
  Undistributed net investment income .........         47,180
  Accumulated net realized loss ...............       (729,453)
  Net unrealized appreciation .................      1,036,734
                                                  ------------
  Net investment assets, October 31, 1996 .....   $ 24,451,177
                                                  ============

Net assets applicable to common shareholders ..   $ 15,951,177
                                                  ============

Net asset value per share:
  ($15,951,177 / 1,127,093 shares of
  common stock issued and outstanding) ........         $14.15
                                                        ======


--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT
QUALITY MUNICIPAL TRUST
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1996
--------------------------------------------------------------------------------

NET INVESTMENT INCOME

Income
  Interest and discount earned ..........   $1,392,732
                                            ----------


Expenses
  Investment advisory ...................       85,753
  Auction agent .........................       25,000
  Administration ........................       24,501
  Shareholder reports ...................       20,000
  Directors .............................       12,000
  Audit .................................       10,000
  Transfer agent ........................       10,000
  Legal .................................        5,000
  Custodian .............................          500
  Miscellaneous .........................       36,316
                                            ----------
  Total expenses ........................      229,070
                                            ----------
Net investment income ...................    1,163,662
                                            ----------




REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 3)
Net realized gain on investments ........      106,968
Net change in unrealized
 appreciation/depreciation on investments       42,218
                                            ----------
Net gain on investments .................      149,186
                                            ----------

NET INCREASE IN NET INVESTMENT
ASSETS RESULTING FROM OPERATIONS ........   $1,312,848
                                            ==========


See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
--------------------------------------------------------------------------------

                                                                            FOR THE YEAR ENDED OCTOBER 31,
INCREASE (DECREASE) IN NET INVESTMENT ASSETS                                ------------------------------
                                                                                  1996              1995
                                                                                  ----              ----
Operations:
   Net investment income .................................................   $  1,163,662    $  1,174,533
   Net realized gain on investments ......................................        106,968         122,275
   Net change in unrealized appreciation (depreciation) on investments ...         42,218       2,541,601
                                                                             ------------    ------------
   Net increase in net investment assets resulting from operations .......      1,312,848       3,838,409

Dividends and distributions:
   To common shareholders from net investment income .....................       (827,678)       (887,203)
   To preferred shareholders from net investment income ..................       (310,016)       (337,178)
   To common shareholders in excess of net realized gain on investments ..         (9,017)           --
   To preferred shareholders in excess of net realized gain on investments         (3,394)           --
                                                                             ------------    ------------
     Total increase ......................................................        162,743       2,614,028

NET INVESTMENT ASSETS
Beginning of year ........................................................     24,288,434      21,674,406
                                                                             ------------    ------------
End of year ..............................................................   $ 24,451,177    $ 24,288,434
                                                                             ============    ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:                                                                            FOR THE PERIOD
                                                                      FOR THE YEAR ENDED OCTOBER 31,         JUNE 4, 1993*
                                                                 --------------------------------------         THROUGH
                                                                    1996            1995          1994     OCTOBER 31, 1993
                                                                    ----             ----          ----    ----------------
Net asset value, beginning of period                              $  14.01        $  11.69      $  14.77       $  14.10
                                                                  --------        --------      --------       --------
   Net investment income                                              1.03            1.05           .98            .31
   Net realized and unrealized gain (loss) on investments              .13            2.36         (3.02)           .86
                                                                  --------        --------      --------       --------
Net increase (decrease) from investment operations                    1.16            3.41         (2.04)          1.17
                                                                  --------        --------      --------       --------
Dividends and distributions:
   Dividends from net investment income to:
     Common shareholders                                              (.73)           (.79)         (.79)          (.20)
     Preferred shareholders                                           (.28)           (.30)         (.20)          (.05)
   Distributions from capital gains to:
     Common shareholders                                                --              --          (.04)             --
   Preferred shareholders                                               --              --          (.01)             --
   Distributions in excess of net realized gain on investments to:
     Common shareholders                                              (.01)             --            --              --
     Preferred shareholders                                            ***                            --              --
     --
                                                                  --------        --------      --------       --------
   Total dividends and distributions                                 (1.02)          (1.09)        (1.04)          (.25)
                                                                  --------        --------      --------       --------
Capital charge with respect to issuance of common
 and preferred stock                                                   --             --             --            (.25)
                                                                  --------        --------      --------       --------
Net asset value, end of period**                                  $  14.15        $  14.01      $  11.69       $  14.77#
                                                                  ========        ========      ========       ========
Per share market value, end of period**                           $  12.25        $ 12.625      $ 10.375       $  14.00
                                                                  ========        ========      ========       ========
TOTAL INVESTMENT RETURN+:                                            2.92%          29.29%       (20.98%)          .63%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS++:
Expenses                                                             1.46%           1.44%         1.50%          1.12%+++
Net investment income                                                7.41%           7.96%         7.34%          5.40%+++
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands)          $ 15,699        $ 14,759      $ 15,015       $ 15,791
Portfolio turnover rate                                                73%            112%          206%            13%
Net assets of common shareholders, end of period (in thousands)   $ 15,951        $ 15,788      $ 13,174       $ 16,644
Asset coverage per share of preferred stock, end of period##      $ 71,915        $ 71,437      $127,494       $147,907
Preferred stock outstanding (in thousands)                        $  8,500        $  8,500      $  8,500       $  8,500

----------
  * Commencement of investment operations.
 ** Net asset value and market value are  published  in The Wall Street  Journal each Monday.
*** Actual amount paid to preferred shareholders was $0.0030 per common share.
  # Net asset value  immediately  after the closing of the first public offering was $14.01.
 ## A stock split occurred on July 24, 1995 (Note 4). +Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment returns for periods of less than one year are not annualized.
 ++ Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
+++ Annualized.
    The information above represents the audited operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK FLORIDA INVESTMENT
QUALITY MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING        The BlackRock  Florida  Investment  Quality  Municipal
POLICIES                  Trust (the "Trust") was organized in  Massachusetts on
                          April  15,  1993  as  a   non-diversified   closed-end
management investment company. The Trust had no transactions until May 27, 1993 when it sold 7,093 shares of common stock for $100,012 to BlackRock Financial Management, Inc., (the "Adviser"). Investment operations commenced on June 4, 1993.

  The Trust's investment objective is to provide high current income exempt from regular federal income tax and Florida intangible personal property tax consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

  The following is a summary of significant accounting policies followed by the Trust.

  SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

  Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.


  SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discounts or amortizes premium on securities purchased using the interest method.

  FEDERAL INCOME TAXES: For federal income tax purposes, the Trust is treated as a separate taxpaying entity. It is the intent of the Trust to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

  DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

  DEFERRED ORGANIZATION EXPENSES: A total of $16,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

  RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts and reports for permanent differences between financial and tax reporting in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2:
Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement for the year ended October 31, 1996 was to increase accumulated net realized loss and increase undistributed net investment income by $2,243. Net investment income, net realized gains and net assets were not affected by this change.


  ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS        The Trust  has an  Investment  Advisory Agreement with
                          BlackRock  Financial  Management, Inc.(the "Adviser"),
a wholly-owned corporate subsidiary of PNCAsset Management Group, Inc., the holding company for PNC's asset management businesses and an Administration Agreement with Prudential Mutual Fund Management, LLC. ("PMF"), an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America.

  The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to PMF is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

  Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PMF pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.


NOTE 3. PORTFOLIO         Purchases  and sales of investment  securities,  other
SECURITIES                than  short-term  investments,   for  the  year  ended
                          October   31,   1996   aggregated    $17,451,970   and
                          $18,293,468,  respectively.  The  federal  income  tax
basis of the Trust's investments at October 31, 1996 was $23,050,188 and, accordingly, net unrealized appreciation for federal income tax purposes was $1,036,734 (gross unrealized appreciation $1,036,734). For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1996 of approximately $739,000 which will expire in 2002. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL           There are 200 million  shares of $.01 par value common
                          stock authorized.  Of the 1,127,093 shares outstanding
at October 31, 1996, the Adviser owned 7,093 shares. As of October 31, 1996 there were 340 shares at Preferred Stock Series R7 outstanding. The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On July 29, 1993 the Trust reclassified 170 shares of common stock and issued a series of Auction Market Preferred Stock ("Preferred Stock") Series R7. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Rate Municipal Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000. The stock split occurred on July 24, 1995.

  Dividends on Series R7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 3.41% to 5.50% during the year ended October 31, 1996.

  The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

  The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

  The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS         Subsequent to October 31, 1996, the Board of Directors
                          of the Trust  declared  dividends  from  undistributed
earnings of $0.0600 per common share payable November 29, 1996 to shareholders of record on November 15, 1996.

  For the period November 1, 1996 through November 30, 1996 dividends declared on Preferred Stock totalled $25,043 in aggregate for the outstanding Preferred Stock.

NOTE 6. QUARTERLY DATA
(UNAUDITED)

================================================================================



                                                       NET REALIZED AND
                                                          UNREALIZED
                                   NET INVESTMENT      GAINS (LOSSES) ON
                                       INCOME            INVESTMENTS

                                              PER                   PER
                          TOTAL              COMON                 COMMON
QUARTERLY PERIOD          INCOME    AMOUNT   SHARE       AMOUNT    SHARE
----------------          ------    ------   -----       ------    -----

November 1, 1994
   to January 31, 1995   $346,479  $305,422   $.27     $988,099    $.88
February 1, 1995
   to April 30, 1995      347,456   294,175    .26      609,714     .54
May 1, 1995
   to July 31, 1995       346,623   291,974    .26      314,572     .28
August 1, 1995
   to October 31, 1995    346,506   282,962    .26      751,491     .66
November 1, 1995
   to January 31, 1996    345,194   287,696    .26      558,796     .49
February 1, 1996
   to April 30, 1996      345,565   288,302    .26   (1,045,221)   (.94)
May 1, 1996
   to July 31, 1996       349,986   291,673    .26      300,262     .27
August 1, 1996
   to October 31, 1996    351,987   295,991    .25      335,349     .31

================================================================================
*For the year ended October 31, 1996, the average annualized rate paid to preferred shareholders was 3.69%.


====================================================================================================================
                         NET INCREASE (DECREASE)
                             IN NET ASSETS
                               RESULTING          DIVIDENDS AND   DISTRIBUTIONS
                            FROM OPERATIONS       COMMON SHARES  PREFERRED SHARES*
                                                           PER                PER     SHARE PRICE OF   PERIOD END
                                                         COMMON             COMMON    COMMON STOCK      NET ASSET
QUARTERLY PERIOD         AMOUNT         SHARE     AMOUNT  SHARE   AMOUNT    SHARE     HIGH      LOW      VALUE
----------------         ------         -----     ------  -----    ------    -----    ----      ---      -----

November 1, 1994
   to January 31, 1995 $1,293,521     $1.15      $221,812   $.20   $85,796   $.08     $11 1/4   $9 7/8   $12.56
February 1, 1995
   to April 30, 1995      903,889       .80       221,792    .19    82,856    .07      12 1/2   11 1/8    13.10
May 1, 1995
   to July 31, 1995       606,546       .54       221,801    .20    86,915    .08      12 5/8   11 3/4    13.36
August 1, 1995
   to October 31, 1995  1,034,453       .92       221,798    .20    81,611    .07      12 5/8   11 3/4    14.01
November 1, 1995
   to January 31, 1996    846,492       .75       221,811    .20    85,400    .07      13 1/4   12 1/8    14.49
February 1, 1996
   to April 30, 1996     (756,919)     (.68)      209,160    .18    75,065   .07       13 3/8   12 3/8    13.56
May 1, 1996
   to July 31, 1996       591,935       .53       202,862    .18    77,677   .07       12 6/8   11 7/8    13.84
August 1, 1996
   to October 31, 1996    631,340       .56       202,862    .18    75,268   .07       12 6/8   12 1/8    14.15
====================================================================================================================

                                       12

--------------------------------------------------------------------------------
            THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The  Shareholders  and Board of Directors of
The  BlackRock  Florida  Investment Quality Municipal Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock Florida Investment Quality Municipal Trust as of October 31, 1996 and the related statements of operations for the year then ended and of changes in net investment assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period June 4, 1993 (commencement of investment operations) to October 31, 1993. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Florida Investment Quality Municipal Trust at October 31, 1996, and the results of its operations, the changes in its net investment assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.







/s/ Deloitte & Touche
----------------------
Deloitte & Touche LLP

New York, New York
December 6, 1996

--------------------------------------------------------------------------------
            THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
                                 TAX INFORMATION
--------------------------------------------------------------------------------

      We are required by the Internal Revenue Code to advise you within 60 days of the Trust's fiscal year end (October 31, 1996) as to the federal tax status of dividends you received during such fiscal year. The dividend paid December 29, 1995 to common shareholders of record on December 15, 1995 included $0.008 per share of taxable ordinary income. The dividend paid December 13, 1995 to preferred shareholders of record on December 12, 1995 included $9.98 per share of taxable ordinary income. All other dividends paid to both common and preferred shareholders consisted of federal tax-exempt interest.


--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan unless an election is made to receive such amounts in cash. The Plan Agent will affect purchases of shares under the Plan in the open market. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the trasfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. The Plan may be terminated by the Plan Agent or the Trust upon at least 30 days written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800)699-1BFM. The addresses are on the front of this report.


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
            THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------


THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Florida Investment Quality Municipal Trust's investment objective is to provide high current income exempt from regular Federal income tax and to provide an exemption from Florida intangible personal property taxes consistent with the preservation of capital.


WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock" or the "Adviser") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages over $43 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded on either the New York or American Stock Exchanges, several open-end funds and over 100 separate accounts for various clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group which is a division of PNC Bank, N.A., one of the nations largest banking organizations.


WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated investment grade ("BBB" by Standard & Poor's and "Baa" by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Adviser. The Trust intends to invest substantially all of the assets in a portfolio of investment grade Florida Municipal Obligations, which include debt obligations issued by the State of Florida, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from federal income tax. Florida Municipal Obligations are issued to obtain funds for various public functions, including the construction of public facilities, the refinancing of outstanding obligations, the obtaining of funds for general operating expenses and for loans to other public institutions and facilities.


WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in investment grade Florida Municipal Obligations. The Adviser actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Adviser may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to emphasize investments in Florida Municipal Obligations with long-term maturities and expects to maintain an average portfolio maturity of 15-20 years, but the average maturity may be shortened or lengthened from time to time depending on market conditions.

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Preferred stockholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. The Trust issued preferred stock to leverage the portfolio at approximately 35% of total assets. See "Leverage Considerations in the Trust" below.


HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the American Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the Trust. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen.


SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high current income exempt from regular Federal income tax and to provide an exemption from Florida intangible personal property taxes consistent with the preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the American Stock Exchange (AMEX symbol: RFA) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.


--------------------------------------------------------------------------------
            THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:                              Investment  vehicle  which  initially  offers a fixed  number of  shares  and trades on a stock exchange.  The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                                     When a fund's  net asset  value is greater  than its stock  price the fund is said to be trading at a discount.

DIVIDEND:                                     Income   generated  by  securities  in  a  portfolio   and   distributed   to
                                              shareholders  after the deduction of expenses.  This Trust  declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:                        Shareholders  may have all  dividends  and  distributions  of  capital  gains automatically reinvested into additional shares of the Trust.

MARKET PRICE:                                 Price  per  share  of a  security  trading  in the  secondary  market.  For a closed-end  fund,  this is the price at which one share of the fund trades on the  stock  exchange.  If you were to buy or sell  shares,  you  would pay or receive the market price.

NET ASSET VALUE (NAV):                        Net asset value is the total market value of all  securities and other assets held  by the  Trust,  plus  income  accrued  on its  investments,  minus  any liabilities  including  accrued  expenses,  divided  by the  total  number of outstanding  shares.  It is the underlying value of a single share on a given day.  Net asset value for the Trust is  calculated  weekly and  published  in
                                              Barron's on Saturday  and The New York Times or The Wall Street  Journal each
                                              Monday.

PREMIUM:                                      When a fund's stock price is greater  than its net asset  value,  the fund is said to be trading at a premium.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------




TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                                         MATURITY
PERPETUAL TRUSTS                                                     STOCK SYMBOL          DATE
                                                                      ----------          ------
The BlackRock Income Trust Inc.                                          BKT                N/A
The BlackRock North American Government Income Trust Inc.                BNA                N/A


TERM TRUSTS
The BlackRock 1998 Term Trust Inc.                                       BBT               12/98
The BlackRock 1999 Term Trust Inc.                                       BNN               12/99
The BlackRock Target Term Trust Inc.                                     BTT               12/00
The BlackRock 2001 Term Trust Inc.                                       BLK               06/01
The BlackRock Strategic Term Trust Inc.                                  BGT               12/02
The BlackRock Investment Quality Term Trust Inc.                         BQT               12/04
The BlackRock Advantage Term Trust Inc.                                  BAT               12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                BCT               12/09




TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------

                                                                                         MATURITY
PERPETUAL TRUSTS                                                     STOCK SYMBOL          DATE
                                                                      ----------          ------
The BlackRock Investment Quality Municipal Trust Inc.                    BKN                N/A
The BlackRock California Investment Quality Municipal Trust Inc.         RAA                N/A
The BlackRock Florida Investment Quality Municipal Trust                 RFA                N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.         RNJ                N/A
The BlackRock New York Investment Quality Municipal Trust Inc.           RNY                N/A


TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                           BMN               12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                     BRM               12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.          BFC               12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                  BRF               12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.            BLN               12/08
The BlackRock Insured Municipal Term Trust Inc.                          BMT               12/10

               If you would like further information please do not
              hesitate to call BlackRock at (800) 227-7BFM (7236)
                    or consult with your financial advisor.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------


     BlackRock Financial Management (BlackRock) is a registered investment adviser which specializes in managing high quality fixed income securities, both taxable and tax exempt. BlackRock currently manages over $43 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of many individual investors in twenty-one closed-end funds traded on either the New York or American stock exchanges, and several open-end funds and on behalf of more than 100 institutional clients in the United States and overseas. BlackRock's institutional investor base includes Chrysler Corporation Master Retirement Trust, General Retirement System of the City of Detroit, State Treasurer of Florida, Ford Motor Company Pension Plan, General Electric Pension Trust and Unisys Corporation Master Trust.

     BlackRock was formed in April 1988 by fixed income professionals who sought to create an asset management firm specializing in managing fixed income securities for individuals and institutional investors. The professionals at BlackRock have extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, individuals at BlackRock are responsible for many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

     BlackRock is unique among asset management and advisory firms in the significant emphasis it places on the development of proprietary analytical capabilities. A quarter of the professionals at BlackRock work full-time in the design, maintenance and use of such systems which are otherwise not generally available to investors. BlackRock's proprietary analytical tools are used for evaluating, investing in and designing investment strategies and portfolios of fixed income securities, including mortgage securities, corporate debt securities or tax-exempt securities and a variety of hedging instruments.

     BlackRock has developed investment products which respond to investors' needs and has been responsible for several major innovations in closed-end funds. BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAAf rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. BlackRock's closed-end funds currently have dividend reinvestment plans which are designed to provide an ongoing source of demand for the stock in the secondary market. BlackRock manages a ladder of alternative investment vehicles, with each fund having a specific investment objectives and policies.

     In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions you may have about your BlackRock funds and thank you for the continued trust you place in our abilities.

                      If you would like further information
           please do not hesitate to call BlackRock at (800) 227-7BFM

BLACKROCK

DIRECTORS
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Kevin Klingert, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Karen H. Sabath, Secretary

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Mutual Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, N.J. 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

AUCTION AGENT
Bankers  Trust  Company
4 Albany Street
New  York,  NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center New York,
NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.


                        THE BLACKROCK FLORIDA INVESTMENT
                             QUALITY MUNICIPAL TRUST
                   c/o Prudential Mutual Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                             Newark, N.J. 07102-4077
                                 (800) 227-7BFM


Printed on recycled paper                                           09247B-20-8

                                      THE
                                    FLORIDA
                               INVESTMENT QUALITY
                                MUNICIPAL TRUST
================================================================================
                                 ANNUAL REPORT
                                OCTOBER 31, 1996